EXHIBIT 10.1

                  NOVEMBER 2006 WAIVER AND AMENDMENT AGREEMENT


         THIS NOVEMBER 2006 WAIVER AND AMENDMENT AGREEMENT (this "AGREEMENT") is made as of November 29, 2006, among Galaxy Energy Corporation, a Colorado corporation ("GALAXY" or the "COMPANY"), the Subsidiaries (as defined below), HFTP Investment LLC ("HFTP"), Gaia Offshore Master Fund, Ltd. ("GAIA"), Caerus Fund Ltd. ("CAERUS"), Promethean II Master, L.P. ("MASTER"), AG Offshore Convertibles, Ltd. (including as successor to AG Domestic Convertibles, L.P., "AG OFFSHORE") and Leonardo, L.P. ("LEONARDO" and, collectively with HFTP, Gaia, Caerus, Master and AG Offshore, the "BUYERS").

                              W I T N E S S E T H:

         WHEREAS, the Company and certain of the Buyers (collectively, the "2004 BUYERS") entered into that certain Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "2004 PURCHASE AGREEMENT"), dated as of August 19, 2004, pursuant to which the Company issued to the 2004 Buyers senior secured convertible notes (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "2004 NOTES"), dated August 19, 2004, in an aggregate original principal amount of $15,000,000 and warrants (such warrants, together with any warrants or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "WARRANTS" and the shares of Common Stock issuable upon exercise of the Warrants being referred to herein as the "WARRANT SHARES"), dated August 19, 2004, to purchase initially an aggregate of 5,194,806 shares (subject to adjustment as provided therein) of the common stock, par value $0.001 per share (the "COMMON STOCK"), of the Company, and subsequently issued to the 2004 Buyers senior secured convertible notes, dated October 27, 2004, in an aggregate original principal amount of $5,000,000, none of which remain outstanding;

         WHEREAS, the Company, Dolphin Energy Corporation, a Nevada corporation ("DOLPHIN"), Pannonian International, Ltd., a Colorado corporation ("PANNONIAN" and, together with Dolphin, the "SUBSIDIARIES"), and Promethean Asset Management L.L.C., a Delaware limited liability company, as collateral agent (including any successors to Promethean Asset Management L.L.C., "AGENT"), entered into that certain Security Agreement, dated as of August 19, 2004 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "SECURITY AGREEMENT"), in connection with the 2004 Buyers' acquisition of the 2004 Notes;

         WHEREAS, the Company entered into that certain letter agreement, dated January 25, 2005, with the 2004 Buyers with respect to the 2004 Notes (the "LETTER AGREEMENT");

         WHEREAS, the Company entered into that certain Securities Purchase Agreement (the "2005 SUBORDINATED NOTE PURCHASE Agreement"), dated as of March 1, 2005, with the parties set forth therein (the "2005 SUBORDINATED NOTEHOLDERS"), pursuant to which the Company issued to the 2005 Subordinated Noteholders, among other things, senior subordinated convertible notes (as amended by that certain Waiver and First Amendment to March 2005 Notes and Warrants, dated as of May 31, 2005, and in effect as of the date thereof, without amendment or modification thereafter, the "2005 SUBORDINATED NOTES"), and, in connection therewith, entered into that certain Subordination Agreement, dated as of May 31, 2005, with the Subsidiaries, the 2005 Subordinated Noteholders, certain of the Buyers and Agent (the "2005 SUBORDINATION AGREEMENT");

         WHEREAS, the Company and certain of the Buyers (the "2005 BUYERS") entered into that certain Securities Purchase Agreement, dated as of May 31, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "2005 PURCHASE AGREEMENT" and, collectively with the 2004 Purchase Agreement, the "PURCHASE AGREEMENTS"), pursuant to which the Company issued to the 2005 Buyers senior secured convertible notes in an aggregate original principal amount of $10,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "2005 NOTES" and, collectively with the 2004 Notes, the "NOTES"; the shares of Common Stock issuable upon conversion of the Notes being referred to herein as the "CONVERSION SHARES"), and the 2005 Buyers were granted perpetual overriding royalty interests in the hydrocarbon production on the Company's and Dolphin's properties (the "OVERRIDING ROYALTY INTEREST") pursuant to those certain Conveyances of Overriding Royalty Interests, dated May 31, 2005 (the "ORRI DOCUMENTS");

         WHEREAS, the Company executed and delivered a Mortgage, Security Agreement, Assignment, Financing Statement and Fixture Filing to DAR, LLC, dated effective January 14, 2004, covering properties subject to the Security Agreement (the "DAR MORTGAGE"), but did not list the DAR Mortgage as a Lien in the Purchase Agreements;

         WHEREAS, the Company has since received and properly filed a release of the DAR Mortgage;

         WHEREAS, the Company entered into that certain Waiver and Amendment, dated as of December 1, 2005, with the Buyers (the "2005 WAIVER AND AMENDMENT");

         WHEREAS, the Company entered into that certain Waiver and Agreement, dated as of July 7, 2006, with the Buyers (the "2006 WAIVER AND AGREEMENT");

         WHEREAS, the Company entered into that certain Securities Purchase Agreement, dated as of April 25, 2006 (the "APRIL 2006 SUBORDINATED NOTE PURCHASE AGREEMENT"), and that certain Securities Purchase Agreement, dated as of June 20, 2006 (the "JUNE 2006 SUBORDINATED NOTE PURCHASE AGREEMENT" and, collectively with the April 2006 Subordinated Note Purchase Agreement, the "2006 SUBORDINATED NOTE PURCHASE AGREEMENTS"; the 2006 Subordinated Note Purchase Agreements and the 2005 Subordinated Note Purchase Agreement being collectively referred to herein as the "SUBORDINATED NOTE PURCHASE AGREEMENTS"), with the parties named therein (the "2006 SUBORDINATED NOTEHOLDERS" and, collectively with the 2005 Subordinated Noteholders, the "SUBORDINATED NOTEHOLDERS"), pursuant to which the Company issued to the 2006 Subordinated Noteholders, among other things, subordinated convertible debentures (the "2006 SUBORDINATED NOTES" and, together with the 2005 Subordinated Notes, the "CONVERTIBLE SUBORDINATED NOTES"; all of the Indebtedness of the Company outstanding under the Convertible Subordinated Notes being referred to as the "OUTSTANDING CONVERTIBLE SUBORDINATED INDEBTEDNESS") and, in connection therewith, entered into those certain Subordination Agreements, dated as of April 25, 2006 and June 20, 2006, respectively, with the Subsidiaries, the 2006 Subordinated Noteholders, certain of the Buyers and Agent (the "2006 SUBORDINATION AGREEMENTS" and, together with the 2005 Subordination Agreement, the "SUBORDINATION AGREEMENTS");

         WHEREAS, the Company and Dolphin have entered into a letter of intent with PetroHunter Energy Corporation, a Maryland corporation ("PETROHUNTER"), with respect to the proposed sale (the "PRB SALE") to PetroHunter by the Company and Dolphin of all of their Leased Real Property in the Powder River Basin of Wyoming and Montana, as more specifically set forth on SCHEDULE 1 hereto (the "PRB ASSETS");

         WHEREAS, the Notes are collateralized by, among other things, the PRB Assets;

         WHEREAS, the consent of the Buyers is required for the Company and PetroHunter to consummate the PRB Sale;

         WHEREAS, the Company has incurred Indebtedness (as defined in the Notes) in the form of obligations issued, undertaken or assumed as the deferred purchase price of property or services consisting of account trade payables ("ACCOUNTS PAYABLE") exceeding an aggregate among the Company and the Subsidiaries of $2,500,000 (the "ACCOUNTS PAYABLE DEFAULT"), resulting in the breach of Section 4(n) of the 2004 Purchase Agreement, Section 4(p) of the 2005 Purchase Agreement, Section 12 of each of the 2004 Notes and Section 11 of each of the 2005 Notes, resulting in a Triggering Event (as defined in the 2004 Notes) under Sections 3(b)(vii) and 3(b)(viii) of each of the 2004 Notes, a Triggering Event (as defined in the 2005 Notes) under Sections 3(a)(i)(F), 3(a)(i)(G) and 3(a)(i)(H) of each of the 2005 Notes, an Event of Default (as defined in the 2004 Notes) under Sections 11(a)(ii) and 11(a)(iii) of each of the 2004 Notes, and an Event of Default (as defined in the 2005 Notes) under Sections 10(a)(ii) and 10(a)(iii) of each of the 2005 Notes, which would (among other things) entitle each of the Buyers, as holders of the Notes, to require the Company to redeem all or any portion of the Principal (as defined in the Notes) of each of the Notes held by such Buyer at a price equal to the greater of (i) the sum of (x) 125% of such Principal (the "TRIGGERING EVENT REDEMPTION AMOUNT") plus (y) the Additional Amount (as defined in the Notes) with respect to such Principal and (ii) the product of (A) the Conversion Rate (as defined in the Notes) in effect at such time as such Buyer delivers a Notice of Redemption at Option of Holder (as defined in the 2004 Notes) or a Notice of Redemption at Option of Holder Upon Triggering Event (as defined in the 2005 Notes), as applicable, multiplied by (B) the Weighted Average Price (as defined in the Notes) of the Common Stock on the Trading Day (as defined in the Notes) immediately preceding such Triggering Event;

         WHEREAS, to induce the Buyers to waive the Triggering Event and the Event of Default described in the foregoing recital, as well as the breaches of the Purchase Agreements resulting from the Company's failure to disclose the DAR Mortgage in the Purchase Agreements (such breaches being collectively referred to herein as the "DAR MORTGAGE DISCLOSURE DEFAULT"), the Company has agreed to amend the Notes and Warrants as provided herein;

         WHEREAS, to induce the Buyers to consent to the PRB Sale, the Company has agreed to (i) issue an aggregate of 10,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of Common Stock to the Buyers pursuant to automatic Cashless Exercises (as defined in the Warrants) of the Warrants, pursuant to Section 2(e) of each of the Warrants and Section 6(d) hereof, upon consummation of the PRB Sale, (ii) transfer an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of common stock, par value $0.001 per share, of PetroHunter ("PETROHUNTER COMMON STOCK") to the Buyers by directing PetroHunter to issue such shares directly to the Buyers in connection with the PRB Sale, (iii) in the event that an Approved PRB Sale (as defined below) is not consummated on or before December 31, 2006, issue an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of Common Stock pursuant to Section 6(c) hereof, unless certain conditions are satisfied, and
(iv) in the event that an Approved PRB Sale is not consummated on or before January 31, 2007, issue an aggregate of 1,000,000 shares of Common Stock (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) pursuant to Section 6(c) hereof, unless certain conditions are satisfied; and

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing a Registration Rights Agreement, relating to the registration of certain of the shares of Common Stock that may be issued by the Company hereunder (the "NEW GALAXY REGISTRATION RIGHTS AGREEMENT").

         NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

         1.   DEFINED TERMS.

              a. "APPROVED PRB SALE" means the PRB Sale; provided that, in order for such PRB Sale to qualify as an "APPROVED PRB SALE," (i) the PRB Sale shall be consummated no later than February 28, 2007, (ii) the Company shall receive consideration of at least $45,000,000 pursuant to such PRB Sale (subject to adjustment pursuant to the definitive purchase agreement pertaining to the PRB Sale to be entered into by and among the Company and/or Dolphin and PetroHunter and/or its operating subsidiary, but in any event, (A) such adjustment shall not reduce the aggregate consideration to be received by the Company by more than $2,000,000, and (B) such consideration shall include at least an aggregate of 1,000,000 shares of PetroHunter Stock (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof), but not more than $25,000,000 of PetroHunter Stock), (iii) all of the PRB Sale Related Transactions shall be consummated concurrently with such PRB Sale, and (iv) the Company shall be, and shall at all times hereafter have been, in compliance in all respects with the terms and conditions of this Agreement, the Purchase Agreements, the Notes, the Warrants and the other Transaction Documents (as defined below).

              b. "PRB SALE RELATED TRANSACTIONS" means, collectively, the following transactions: (i) the issuance by the Company to the Buyers of an aggregate of 10,000,000 shares of Common Stock (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof), pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers immediately prior to the execution hereof (which principal amounts are, for the avoidance of doubt, set forth on SCHEDULE 2 attached hereto and which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on
SCHEDULE 3 attached hereto), pursuant to automatic Cashless Exercises of the Warrants pursuant to Section 2(e) of each of the Warrants and Section 6(d) hereof, and the credit of such aggregate number of shares of Common Stock to which each such Buyer shall be entitled to such Buyer's or its designee's balance account with The Depository Trust Company ("DTC") through DTC's Deposit Withdrawal Agent Commission System; (ii) the transfer by the Company of an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of PetroHunter Common Stock to the Buyers, pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers as of the date hereof (which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on SCHEDULE 3 hereto), by causing PetroHunter to directly issue such shares to the Buyers in connection with the Approved PRB Sale, and the delivery to each of the Buyers of a duly executed stock certificate representing the shares of PetroHunter common stock so issued to each such Buyer; (iii) the execution and delivery by PetroHunter and each of the Buyers of a Registration Rights Agreement (A) providing that, no later than one hundred twenty (120) days after the date of the PRB Sale, the shares of PetroHunter common stock so issued to each of the Buyers shall be (I) registered for public resale pursuant to a registration statement that has been declared effective by the SEC, (II) freely tradable, without restriction of any type, on the Alternative Investment Market of the London Stock Exchange pursuant to Rule 904 of Regulation S under the 1933 Act or (III) freely tradable, without restriction of any type, in the United States on the OTC Bulletin Board and (B) in a form acceptable to each of the Buyers, in its sole discretion, and acknowledged in writing by PetroHunter as acceptable to it by no later than December 14, 2006; (iv) the repayment of all of the Outstanding Convertible Subordinated Indebtedness, in cash and/or shares of PetroHunter Common Stock received by the Company as consideration in PRB Sale having an aggregate value of not more than $17,696,302.54 (subject to appropriate adjustment under the Convertible Subordinated Notes for any change in the prime rate from the date hereof through February 28, 2007), and the retirement and cancellation of all of the Convertible Subordinated Notes; and (v) the concurrent or prior amendment to the ORRI Documents, and the filing of the amended ORRI Documents as directed by the Buyer, to provide that in the event of an Approved PRB Sale, PetroHunter shall be deemed to be an "AFFILIATE OF GRANTOR" for purposes of Section 14 of any of the ORRI Documents.

              c.   "PRB SALE DEADLINE" means February 28, 2007.

              d. "TRANSACTION DOCUMENTS" means, collectively, the Transaction Documents (as defined in the 2004 Purchase Agreement) and the Transaction Documents (as defined in the 2005 Purchase Agreement), including this Agreement, the New Galaxy Registration Rights Agreement, the Letter Agreement, the Subordination Agreements, the 2005 Waiver and Amendment and the 2006 Waiver and Agreement.

Each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the 2005 Purchase Agreement.

         2.   INCREASE IN PRINCIPAL AND AMENDMENT OF NOTES.

              a. For purposes of this Section 2, each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Notes.

              b. Each of the Buyers, severally and not jointly, hereby agrees with the Company that as of the date hereof, the Principal of each of the Notes held by such Buyer shall increase to an amount equal to the difference between
(i) 125% of the Principal of such Note (equal to the Triggering Event Redemption Amount with respect thereto) as of the end of the day on October 31, 2006, minus
(ii) any Principal of such Note redeemed by the Company after October 31, 2006 but prior to the date hereof in accordance with such Note (as set forth on
SCHEDULE 2 attached hereto). For avoidance of doubt, each of the Buyers, severally and not jointly, hereby agrees with the Company that, as a result of the preceding sentence, immediately following the execution hereof, the Principal of each of the Notes held by such Buyer shall be the amount set forth for such Note on SCHEDULE 2 attached hereto.

              c. Each of the Buyers, severally and not jointly, hereby agrees with the Company that the definition of "MATURITY DATE" under:

                   (i) each of the 2004 Notes held by such Buyer is hereby amended to mean "the earliest of (A) the date of consummation of the PRB Sale (as defined in the November 2006 Waiver and Amendment (as defined herein)), (B) April 29, 2007, and (C) such date as all amounts due under this Note have been fully paid"; and

                   (ii) each of the 2005 Notes held by such Buyer is hereby amended to mean "the earliest of (A) the date of consummation of the PRB Sale,
(B) May 31, 2010, (C) the date of a Maturity Date Acceleration Event (as defined herein), and (D) such date as all amounts due under this Note have been fully paid."

              d. Each of the Buyers, severally and not jointly, hereby agrees with the Company that the first sentence of Section 4(b) of each of the Notes held by such Buyer is hereby amended and restated in its entirety as follows:

                  "(b) OPTIONAL REDEMPTION UPON CHANGE OF CONTROL. In addition to the rights of the Holder under Section 4(a), upon a Change of Control (as defined below) of the Company, the Holder shall have the right, at the Holder's option, to require the Company to redeem all or a portion of the Principal at a price equal to 100% (or 115% in the case of an event satisfying the definition of Change of Control pursuant to subsection (iii) below that is not pursuant to a definitive written agreement executed by the Company and approved by the Company's Board of Directors) of the Principal plus the Interest Amount with respect to such Principal (the "CHANGE OF CONTROL REDEMPTION PRICE")."

              e. Each of the Buyers, severally and not jointly, hereby agrees with the Company that the definition of "TRIGGERING EVENT" set forth in:

                  (i) Section 3(b) of each of the 2004 Notes held by such Buyer is hereby amended by adding new paragraphs (ix) and (x) immediately after paragraph (viii) thereof, such paragraphs to read in their entirety as follows:

                  "(ix) any failure of the Company to pay any Principal of this Note, when and as due; or

                  (x) the Company breaches, or does not comply with, any of the provisions of that certain November 2006 Waiver and Amendment Agreement, dated as of November 29, 2006, by and among the Company, its Subsidiaries and the Buyers (as defined therein) (the "NOVEMBER 2006 WAIVER AND AMENDMENT")."

                     and;

                  (ii) Section 3(a)(i) of each of the 2005 Notes held by such Buyer is hereby amended by adding new paragraphs (J) and (K) immediately after paragraph (I) thereof, such paragraphs to read in their entirety as follows:

                  "(J) any failure of the Company to pay any Principal of this Note, when and as due; or

                  (K) the Company breaches, or does not comply with, any of the provisions of that certain November 2006 Waiver and Amendment Agreement, dated as of November 29, 2006, by and among the Company, its Subsidiaries and the Buyers (as defined therein) (the "NOVEMBER 2006 WAIVER AND AMENDMENT")."

              f. Each of the Buyers, severally and not jointly, hereby agrees with the Company that the definition of "EVENT OF DEFAULT" set forth in:

                  (i) Section 11(a) of each of the 2004 Notes held by such Buyer is hereby amended by adding a new clause (ix) immediately after clause (viii) thereof, such clause to read in its entirety as follows:

                  "(ix) any Subordinated Noteholder (as defined in the November 2006 Waiver and Amendment) exercises any rights or remedies that it may have under any Convertible Subordinated Note (as defined in the November 2006 Waiver and Amendment) or any of the Subordinated Note Purchase Agreements (as defined in the November 2006 Waiver and Amendment) on account of any breach of any representation, warranty, covenant or other term or condition of, or any "Event of Default," "Triggering Event" or other default under, any of the Convertible Subordinated Notes or any of the Subordinated Note Purchase Agreements, relating to, or resulting from (or any Subordinated Noteholder otherwise breaches or violates any of the Subordination Agreements in connection with), the Accounts Payable Default (as defined in the November 2006 Waiver and Amendment), the 2005 Subordinated Notes Accounts Payable Default (as defined in the November 2006 Waiver and Amendment), the DAR Mortgage Disclosure Default (as defined in the November 2006 Waiver and Amendment), the Subordinated Note DAR Mortgage Disclosure
                  Default   (as  defined  in  the

                  November   2006  Waiver  and  Amendment), or the execution and
                  delivery of the November 2006 Waiver and Amendment and the consummation of the transactions contemplated thereby."

                           and;

                  (ii) Section 10(a) of each of the 2005 Notes held by such Buyer is hereby amended by adding a new clause (ix) immediately after clause
(viii) thereof, such clause to read in its entirety as follows:

                  "(ix) any Subordinated Noteholder (as defined in the November 2006 Waiver and Amendment) exercises any rights or remedies that it may have under any Convertible Subordinated Note (as defined in the November 2006 Waiver and Amendment) or any of the Subordinated Note Purchase Agreements (as defined in the November 2006 Waiver and Amendment) on account of any breach of any representation, warranty, covenant or other term or condition of, or any "Event of Default," "Triggering Event" or other default under, any of the Convertible Subordinated Notes or any of the Subordinated Note Purchase Agreements relating to, or resulting from (or any Subordinated Noteholder otherwise breaches or violates any of the Subordination Agreements in connection with), the Accounts Payable Default (as defined in the November 2006 Waiver and Amendment), the 2005 Subordinated Notes Accounts Payable Default (as defined in the November 2006 Waiver and Amendment), the DAR Mortgage Disclosure Default (as defined in the November 2006 Waiver and Amendment), the Subordinated Note DAR Mortgage Disclosure Default (as defined in the November 2006 Waiver and Amendment), or the execution and delivery of the November 2006 Waiver and Amendment and the consummation of the transactions contemplated thereby."

        3.    AMENDMENT OF WARRANTS.

              a. For purposes of this Section 3, each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Warrants.

              b. Each of the Buyers, severally and not jointly, hereby agrees with the Company that Section 1(b) of each of the Warrants held by such Buyer is hereby amended by adding the following definitions to read in their entirety as follows:

                  ""APPROVED PRB SALE" means the PRB Sale; provided that, in order for such PRB Sale to qualify as an "APPROVED PRB SALE,"
                  (i) the PRB Sale shall be consummated no later than the PRB Sale Deadline (as defined herein), (ii) the Company shall receive consideration of at least $45,000,000 pursuant to such PRB Sale (subject to adjustment pursuant to the definitive purchase agreement pertaining to the PRB Sale to be entered into by and among the Company and/or Dolphin and PetroHunter and/or its operating subsidiary, but in any event, (A) such adjustment shall not reduce the aggregate consideration to be received by the Company by more than $2,000,000, and (B) such consideration shall include at least an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of common stock, par value $0.001 per share, of PetroHunter Energy Corporation, a Maryland corporation ("PETROHUNTER STOCK"), but not more than $25,000,000 of PetroHunter Stock), (iii) the PRB Sale Related Transactions (as defined in that certain November 2006 Waiver and Amendment Agreement, dated as of November 29, 2006, among the Company, its Subsidiaries and the Buyers named therein (the "NOVEMBER 2006 WAIVER AND AMENDMENT") shall be consummated concurrently with such PRB Sale, and (iv) the Company shall be, and shall at all times after November 29, 2006 have been, in compliance in all respects with the terms and conditions of this Warrant, the November 2006 Waiver and Amendment and the other Transaction Documents (as defined in the November 2006 Waiver and Amendment);

                  "PRB SALE" means the sale to PetroHunter Energy Corporation, a Maryland corporation ("PETROHUNTER"), by the Company and
                  Dolphin Energy Corporation, a Nevada corporation and wholly-owned Subsidiary of the Company, of all of their Leased Real Property in the Powder River Basin of Wyoming and Montana as more specifically set forth on SCHEDULE 1 to the November 2006 Waiver and Amendment;

                  "PRB SALE DEADLINE" means February 28, 2007."

              c. Each of the Buyers, severally and not jointly, hereby agrees with the Company that Section 1(b) of each of the Warrants held by such Buyer is hereby amended to restate the following definition to read in its entirety as follows:

                  ""EXPIRATION DATE" means the date that is the later of (A) the date that is three (3) years after the Warrant Date (as defined in Section 14) or, if such date does not fall on a Business Day, then the next Business Day, and (B) if this Warrant was issued in replacement of another Warrant pursuant to
Section 3(b) of such other Warrant, then the date which is 20 Trading Days after the date on which a Registration Statement (as defined in the Registration Rights Agreement) covering the resale of all of the Warrant Shares has been declared effective by the Securities and Exchange Commission in accordance with the terms of the Registration Rights Agreement; provided, however, that in the event that (i) an Approved PRB Sale is not consummated by the PRB Sale Deadline or (ii) the PRB Sale is terminated or abandoned and publicly disclosed as such prior to the PRB Sale Deadline and the Company has contemporaneously delivered irrevocable written notice to each of the Buyers that the limited consent provided under Section 6(a) of the November 2006 Waiver and Amendment has been terminated, then the Expiration Date shall be extended for a period equal to the number of days from November 1, 2006 until the earlier of (x) the PRB Sale Deadline or (y) the date of such termination or abandonment and public disclosure of such and delivery of such irrevocable notice."

         4.   TERMINATION OF LIENS AND SECURITY INTEREST DOCUMENTS.

              a. For purposes of this Section 4, each capitalized term used herein, and not otherwise defined, shall have the meaning ascribed thereto in the Security Agreement.

              b. Each of the Buyers, severally and not jointly, hereby agrees that, upon the first date following an Approved PRB Sale on which no Notes are outstanding (i.e., because there are no outstanding Liabilities under any Notes), (i) all security interests and Liens that such Buyer and/or Agent, as collateral agent for such Buyer, may have on any real or personal property of the Company and the Subsidiaries under the Security Agreement, the Mortgages, the Pledge Agreement, the Account Control Agreements and the Guarantees (collectively, the "SECURITY INTEREST DOCUMENTS") or other agreements pursuant to which the Company or any of the Subsidiaries granted Liens in favor of Agent as collateral security for such Person's obligations under the Security Interest Documents shall terminate and be of no further force or effect; (ii) such Buyer will thereafter reassign, and hereby authorizes and directs Agent (as collateral agent for such Buyer) to thereafter reassign, to the Company and the Subsidiaries, as applicable, all rights and interests in the property and assets of the Company and the Subsidiaries which, pursuant to the Security Interest Documents or other agreements pursuant to which Company or any Subsidiary granted Liens in favor of Agent as collateral security for such Person's obligations under the Transaction Documents, were previously assigned or granted as collateral security to Agent (as collateral agent for such Buyer) by the Company and the Subsidiaries; (iii) the Security Interest Documents shall terminate, and the Company and the Subsidiaries shall have no further liabilities or obligations thereunder (other than indemnification and expense reimbursement obligations that expressly survive the termination of the Security Interest Documents, which shall so survive as unsecured claims); provided, however, that Section 5.12 of the Security Agreement shall survive any such termination; and (iv) such Buyer, at the Company's expense, shall thereafter deliver, and hereby authorizes and directs Agent, as collateral agent for such Buyer, to thereafter deliver, at Company's expense, to the Company such termination statements, releases, cancellations, discharges and other agreements as may be reasonably requested by the Company in connection with the termination and release of all security interests and Liens of such Buyer and Agent as contemplated hereby (the "TERMINATION DOCUMENTS"); provided, however, that (i) the Company shall supply each of the Buyers and Agent with the forms of any such Termination Documents to be executed or authorized by such Buyer or Agent, as applicable, and (ii) in no event shall Agent be required to execute or deliver any such Termination Document until it has been assured to its reasonable satisfaction that no Notes (nor any Liabilities thereunder) are outstanding.

         5.   TRIGGER EVENT AND EVENT OF DEFAULT WAIVER.

              a. Subject to Section 5(c), each of the Buyers, severally and not jointly, hereby waives (i) the DAR Mortgage Disclosure Default and (ii) the breaches of Section 4(n) of the 2004 Purchase Agreement, Section 4(p) of the 2005 Purchase Agreement, Section 12 of each of the 2004 Notes held by such Buyer, and Section 11 of each of the 2005 Notes held by such Buyer, as well as the occurrence of a Triggering Event (as defined in the 2004 Notes) under Sections 3(b)(vii) and 3(b)(viii) of each of the 2004 Notes held by such Buyer, a Triggering Event (as defined in the 2005 Notes) under Sections 3(a)(i)(F), 3(a)(i)(G) and 3(a)(i)(H) of each of the 2005 Notes held by such Buyer, an Event of Default (as defined in the 2004 Notes) under

Sections 11(a)(ii) and 11(a)(iii) of each of the 2004 Notes held by such Buyer, and an Event of Default (as defined in the 2005 Notes) under Sections 10(a)(ii) and 10(a)(iii) of each of the 2005 Notes held by such Buyer, resulting solely from the Accounts Payable Default; provided that there shall be an immediate breach of the Purchase Agreements and each of the Notes and a Triggering Event and Event of Default under each of the Notes in the event that the aggregate amount of the Accounts Payable exceeds $5,000,000 at any time following the date of this Agreement. The Company hereby covenants and agrees that, at no time during the period commencing on the date hereof and ending on the first date hereafter on which no Notes are outstanding, shall the aggregate Accounts Payable of the Company and the Subsidiaries exceed $5,000,000.

              b. Subject to Section 5(c), each of the Buyers, severally and not jointly, hereby waives its right to require the early repayment of any amounts under any of the 2004 Notes held by such Buyer, pursuant to Section 13 thereof, as a result of an Equity Liquidity Test Failure (as defined in the 2004 Notes) occurring prior to the Maturity Date (as defined in the 2004 Notes, as amended hereby) of such 2004 Note.

              c. The limited waivers set forth in Section 5(a) and Section 5(b) hereof are conditioned upon, and subject to, the validity and enforceability of the Company's commitments and obligations under this Agreement, the voiding, setting aside, or determination of invalidity or unenforceability of which shall render such waivers null and void and of no force and effect, each Buyer being entitled thereafter to exercise all remedies at law or in equity under this Agreement and the Transaction Documents as if Section 5(a) and Section 5(b) had not been part of this Agreement, as executed. The limited waivers set forth in
Section 5(a) and Section 5(b) hereof are not, nor shall they be deemed to be, waivers under any other circumstance or waivers of any other condition, requirement, provision or breach of, or rights under, any of the Transaction Documents (including the rights of the Buyers as a result of a Share Availability Test Failure (as defined in the 2004 Notes)) or any other agreement or instrument.

         6.   CONSENT TO APPROVED PRB SALE.

              a. Subject to Sections 6(b) and 6(c) and the conditions set forth in the definition of "APPROVED PRB SALE," each of the Buyers, severally and not jointly, hereby consents to, and approves, an Approved PRB Sale and the PRB Sale Related Transactions.

              b. The limited consent set forth in Section 6(a) hereof is conditioned upon, and subject to, the validity and enforceability of the Company's commitments and obligations under this Agreement, the voiding, setting aside, or determination of invalidity or unenforceability of which shall render such consent null and void and of no force and effect, each Buyer being entitled thereafter to exercise all remedies at law or in equity under the Transaction Documents as if Section 6(a) had not been part of this Agreement, as executed. The limited consent set forth in Section 6(a) is not, nor shall be deemed to be, a consent under any other circumstance or a consent to any transaction other than an Approved PRB Sale. The limited consent set forth in Section 6(a) shall terminate and be of no further force or effect upon the Company's delivery to each of the Buyers of irrevocable written notice of termination of such consent.

              c. In the event the Approved PRB Sale is not consummated (and has not been terminated or abandoned and publicly announced as such, with the Company having contemporaneously delivered irrevocable written notice to each of the Buyers that the limited consent set forth in Section 6(a) has been terminated) on or before December 31, 2006, then, on the first Business Day after December 31, 2006, the Company shall issue to the Buyers an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of Common Stock, pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers as of the date hereof (which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on SCHEDULE 3 hereto). In the event the Approved PRB Sale is not consummated (and has not been terminated or abandoned and publicly announced as such, with the Company contemporaneously having delivered irrevocable notice to each of the Buyers that the limited waiver set forth in Section 6(a) has been terminated) on or before January 31, 2007, then, on the first Business Day after January 31, 2007, the Company shall issue to the Buyers an additional aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of Common Stock, pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers as of the date hereof (which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on SCHEDULE 3 hereto). In the event that the Company shall be required to issue shares of Common Stock to each of the Buyers pursuant to this Section 6(c), then on the date the Company is required to issue such shares, the Company shall deliver to such Buyer a duly executed stock certificate representing such shares of Common Stock. The shares of Common Stock issued under this Section 6(c) shall not be subject to any restrictions on transfer other than those imposed by the 1933 Act, and the certificates representing such shares of Common Stock shall not bear any legend other than a legend substantially identical that contained in Section 2(g) of the 2005 Purchase Agreement.

              d. Subject to, and concurrently with, the consummation of the Approved PRB Sale, and as a part of the PRB Sale Related Transactions, (i) the Warrant Exercise Price (as defined in the Warrants) of each of the Warrants shall automatically be adjusted so that an aggregate of 10,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of Common Stock will be issuable to the Buyers upon the Cashless Exercise of all of the outstanding Warrants, pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers as of the date hereof (which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on SCHEDULE 3 hereto),
(ii) there shall be automatic Cashless Exercises of all of the outstanding Warrants resulting in the issuance of an aggregate of such 10,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of Common Stock to the Buyers, pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers as of the date hereof (which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on SCHEDULE 3 hereto), and (iii) the aggregate number of shares of Common Stock to which each such Buyer shall be entitled shall be credited to such Buyer's or its designee's balance account with DTC through DTC's Deposit Withdrawal Agent Commission System.

              e. Subject to, and concurrently with, the consummation of the Approved PRB Sale, and as a part of the PRB Sale Related Transactions, the Company shall transfer to the

Buyers an aggregate of 1,000,000 shares (subject to proportionate adjustment for stock splits, stock dividends or similar events occurring after the date hereof) of PetroHunter Common Stock, by directing PetroHunter to issue such shares directly to the Buyers, pro rata based upon the relative outstanding principal amounts of the Notes held by each of the Buyers as of the date hereof (which number of shares so issuable to each Buyer are, for the avoidance of doubt, set forth on SCHEDULE 3 hereto). The shares of PetroHunter Common Stock issued under this Section 6(e) shall not be subject to any restrictions on transfer other than those imposed by the 1933 Act, and the certificates representing such shares of PetroHunter Common Stock shall not bear any legend other than a legend substantially identical that contained in Section 2(g) of the 2005 Purchase Agreement.

              f. Each of the Buyers, severally and not jointly, acknowledges that this Agreement constitutes the Transfer Notice set forth in Section 9 of the ORRI Documents and hereby elects to have its Overriding Royalty Interests, which burden the PRB Assets, assumed by PetroHunter as part of the PRB Sale. Each of the Buyers, severally and not jointly, further agrees that it shall execute any document reasonably necessary to reflect this election.

              g. The Company and the Subsidiaries (as defined in the Purchase Agreements) agree and acknowledge that all of the terms and provisions of each of the Transaction Documents remain in full force in accordance with their terms, subject to the terms and conditions of this Agreement.

         7.   COVENANTS.

              a. Prior to 9:00 a.m., New York time, on November 30, 2006, the Company shall (a) file a Form 8-K (the "8-K") with the Securities and Exchange Commission (the "SEC") describing the terms of this Agreement, any information reasonably requested to be disclosed therein by any Buyer and any material non-public information previously provided by the Company, any of the Subsidiaries or any of their respective officers, directors, employees or agents to any of the Buyers and not subsequently disclosed on a Form 8-K or other publicly-available filing with the SEC prior to the filing of the 8-K, and including this Agreement (including the exhibits and schedules hereto) as an exhibit to the 8-K, all in the form required by the 1934 Act, and (b) publicly issue on a widely disseminated basis a press release (the "PRESS RELEASE") in the form agreed to by the Company and each of the Buyers prior to the date hereof; provided that the Press Release shall not be issued prior to the filing of the 8-K. The Company shall provide each Buyer with a reasonable opportunity to review and comment upon the 8-K prior to the filing thereof with the SEC.

              b. Within two (2) Business Days following the date hereof, the Company shall reimburse each Buyer for all of the out-of-pocket fees, costs and expenses (including, but not limited to, attorneys' fees, costs and expenses) incurred by such Buyer in connection with the negotiation and documentation of this Agreement.

              c. Within two (2) Business Days following the execution by a Buyer of any subordination agreement with the Company, the Company shall reimburse such Buyer for all of the out-of-pocket fees, costs and expenses (including, but not limited to, attorneys' fees, costs and expenses) incurred by such Buyer in connection with such Buyer's review and execution of such subordination agreement.

         d. No later than the earliest of (A) the PRB Sale Deadline, (B) the date of termination or abandonment of the PRB Sale and public disclosure as such, or (C) the date of consummation of an Approved PRB Sale, the Company shall obtain (i) from each of the Subordinated Noteholders, a duly executed irrevocable waiver of any breach, "Event of Default," "Triggering Event" or other default under the Convertible Subordinated Notes or the Subordinated Note Purchase Agreements relating to, or resulting from, the Accounts Payable Default, the incurrence of Indebtedness (as defined in the 2005 Convertible Subordinated Notes) in the form of obligations issued, undertaken or assumed as the deferred purchase price of property or services consisting of Accounts Payable exceeding an aggregate among the Company and the Subsidiaries of $2,500,000 (the "2005 SUBORDINATED NOTES ACCOUNTS PAYABLE DEFAULT"), the DAR Mortgage Disclosure Default, any breaches of the Subordinated Note Purchase Agreements resulting from any failure by the Company to disclose the DAR Mortgage in the Subordinated Note Purchase Agreements (any such breaches being collectively referred to herein as the "SUBORDINATED NOTE DAR MORTGAGE DISCLOSURE DEFAULT") or the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and (ii) from each of the 2005 Subordinated Noteholders, a duly executed amendment to each of the 2005 Subordinated Notes and the 2005 Subordinated Note Purchase Agreement to increase the amount of permitted Accounts Payable in the definition of Indebtedness (as defined in the 2005 Convertible Subordinated Notes) to $5,000,000.

         8.   REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  The   Company
represents and warrants to each of the Buyers that:

              a. AUTHORIZATION; ENFORCEMENT; VALIDITY. Each of the Company and the Subsidiaries has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the New Galaxy Registration Rights Agreement, the Notes (as amended hereby), the Warrants (as amended hereby), the Securities Interest Documents (as amended hereby) and the other Transaction Documents. The execution and delivery of this Agreement by each of the Company and the Subsidiaries and the consummation of the transactions contemplated hereby (including the issuance of the shares of Common Stock (the "COMMON SHARES") and the transfer of the shares of PetroHunter Common Stock (the "PETROHUNTER SHARES") in accordance herewith) have been duly authorized by the respective boards of directors of the Company and the Subsidiaries, and no further consent or authorization is required of any of the Company, the Subsidiaries or their respective Boards of Directors or shareholders (under applicable law, the rules and regulations of the Principal Market (as defined in the Notes) or otherwise. The Company has, however, elected to submit the PRB Sale to the Company's shareholders for approval because the PRB Sale is a "related party transaction." This Agreement has been duly executed and delivered by each of the Company and the Subsidiaries, and each of this Agreement, the New Galaxy Registration Rights Agreement, the Notes (as amended hereby), the Warrants (as amended hereby), the Security Interest Documents (as amended hereby) and the other Transaction Documents constitutes a valid and binding obligation of each of the Company and the Subsidiaries, enforceable against each of the Company and the Subsidiaries in accordance with its terms.

              b. ISSUANCE OF SECURITIES. Upon issuance upon exercise of the Warrants (as amended hereby) in accordance with the terms thereof and hereof, the Common Shares will be validly issued, fully paid and nonassessable and free from all taxes and Liens, with the Buyers being entitled to all rights accorded to a holder of Common Stock. Upon issuance, sale and transfer in accordance with the terms hereof, the PetroHunter Shares will be validly issued, fully paid and nonassessable and free from all taxes and Liens, with the Buyers being entitled to all rights accorded to a holder of PetroHunter Common Stock. Each of the issuance by the Company of the Common Shares and the issuance by PetroHunter and transfer by the Company of the PetroHunter Shares is exempt from registration under the 1933 Act.

              c. NO CONFLICTS. The execution and delivery of this Agreement by each of the Company and the Subsidiaries, the performance by each of the Company and the Subsidiaries of its obligations hereunder and the consummation by each of the Company and the Subsidiaries of the transactions contemplated hereby and by the New Galaxy Registration Rights Agreement, the Notes (as amended hereby), the Warrants (as amended hereby), the Security Interest Documents (as amended hereby) and the other Transaction Documents will not (i) result in a violation of the Articles of Incorporation or the Bylaws of the Company or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected. Except as provided in Section 8(a) hereof, neither the Company nor any of the Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency, the Principal Market or any other regulatory or self-regulatory authority in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, or under the New Galaxy Registration Rights Agreement, the Notes (as amended hereby), the Warrants (as amended hereby), the Security Interest Documents (as amended hereby) and the other Transaction Documents.

              d. NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the PetroHunter Common Stock to the Buyers.

              e. ACQUISITION OF PETROHUNTER SHARES. The Company will acquire the PetroHunter Shares for its own account as principal and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Company does not represent that it agreed to hold any of the PetroHunter Shares for any minimum or other specific term.

              f. ACCREDITED INVESTOR STATUS. The Company is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D under the 1933 Act.

              g. RELIANCE ON EXEMPTIONS. The Company understands that the Common Shares and the PetroHunter Shares will be transferred to the Buyers in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Buyers are relying in part upon the truth and accuracy of, and the Company's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Company set forth herein in order to determine the availability of such exemptions and the eligibility of the Company to transfer the PetroHunter Shares to the Buyers.

              h. INFORMATION. The Company and its advisors, if any, were furnished with all materials relating to the business, finances and operations of PetroHunter and materials relating to the Company's acquisition of PetroHunter Shares that were requested by the Company. The Company and its advisors, if any, were afforded the opportunity to ask questions of PetroHunter. The Company has sought such accounting, legal and tax advice as it has considered necessary to make an investment decision with respect to its acquisition and subsequent transfer of the PetroHunter Shares. The Company has conducted its own investigation, to the extent that the Company has determined necessary or desirable, in connection with the transfer of the PetroHunter Shares to the Buyers and is not relying on any statements of or information from any Buyer concerning PetroHunter.

              i. ACKNOWLEDGMENT REGARDING NON-AFFILIATE STATUS. The Company acknowledges and agrees that (A) none of the Buyers is, nor at any time prior to the date hereof has been, nor as a result of holding the Notes and the Warrants or the Conversion Shares issuable upon conversion of the Notes or the Warrant Shares issuable upon exercise of the Warrants, will at any time hereafter be, an "affiliate" of the Company (within the meaning of Rule 144(a)(1) under the 1933
Act), and (B) upon any Cashless Exercise of any of the Warrants in accordance herewith, the Common Shares acquired upon such exercise shall, for purposes of Rule 144(d) under the 1993 Act, be deemed to have been acquired from the Company on the Warrant Date (as defined in the Warrants) of such Warrant, and the Company agrees not to take any contrary position.

              j. NO RESTRICTIONS ON TRANSFER OF COMMON STOCK. Upon issuance to each of the Buyers, the Common Shares issued by the Company to such Buyer pursuant to Section 6(d) hereof shall not be subject to any restriction on transfer under the 1933 Act or any state securities law, and shall otherwise be freely tradable by such Buyer.

         9. REPRESENTATION AND WARRANTIES OF EACH OF THE BUYERS. Each of the Buyers, jointly and not severally, represents and warrants to the Company that with respect to such Buyer:

              a. EXISTENCE; AUTHORIZATION. Such Buyer is a validly existing corporation, partnership, limited liability company or other entity and has the requisite corporate, partnership, limited liability or other organizational power and authority to enter into and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms.

              b. INVESTMENT PURPOSE. Such Buyer will acquire the PetroHunter Shares set forth opposite such Buyer's name on SCHEDULE 3 hereto for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the PetroHunter Shares for any minimum or other specific term and reserves the right to dispose of the Common Shares and PetroHunter Shares at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

              c. ACCREDITED INVESTOR STATUS. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

              d. RELIANCE ON EXEMPTIONS. Such Buyer understands that the PetroHunter Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the PetroHunter Shares.

              e. INFORMATION. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of PetroHunter and materials relating to the offer and sale of the PetroHunter Shares that have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company regarding PetroHunter. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 8. Such Buyer understands that its investment in the PetroHunter Shares involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the PetroHunter Shares.

              f. NOT 10% SHAREHOLDER. Immediately following the issuance to such Buyer of Common Shares pursuant to Section 6(d) hereof, such Buyer and its affiliates shall beneficially own, in the aggregate, less than 10.0% of the total outstanding shares of Common Stock.

         10. AVOIDANCE OF DOUBT. The parties hereto hereby agree, for the avoidance of doubt, that (a) the terms "NOTES" and "WARRANTS" as used in the Transaction Documents shall mean the Notes and Warrants, in each case as, and to the extent, amended by this Agreement, and (b) the terms "LIABILITIES" and "OBLIGATIONS" as used in the Transaction Documents and "INDEBTEDNESS" as used in the Mortgages shall include all liabilities and obligations of the Company under this Agreement, under the New Galaxy Registration Rights Agreement, under each of the Notes (as amended hereby, including the increase in Principal thereof as provided hereunder), under each of the Warrants (as amended hereby), under each of the Security Interest Documents (as amended hereby) and under the other Transaction Documents (in each case as, and to the extent, amended or modified hereby), and each of the parties hereto agrees not to take any contrary positions.

         11. INDEPENDENT NATURE OF THE BUYERS. The obligations of each of the Buyers hereunder are several and not joint with the obligations of the other Buyers, and none of the Buyers shall be responsible in any way for the performance of the obligations of any of the other Buyers hereunder or under any of the other Transaction Documents. Each of the Buyers shall be responsible only for its own agreements and covenants hereunder and under the other Transaction Documents. The decision of each of the Buyers to enter into this Agreement has been made by each such party independently of any of the other Buyers and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of the Subsidiaries or PetroHunter or any of its subsidiaries which may have been made or given by any of the other Buyers or by any agent or employee of any of the other Buyers, and none of the Buyers nor any of their respective agents or employees shall have any liability to any of the other Buyers (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any of the other Transaction Documents, and no action taken by any of the Buyers pursuant hereto or thereto, shall be deemed to constitute any of the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that any of the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby or thereby. Each of the Buyers shall be entitled to independently protect and enforce its rights, including the rights arising out of this Agreement, the New Galaxy Registration Rights Agreement, the Notes, the Warrants, the Purchase Agreements, the Security Interest Documents and the other Transaction Documents (in each case as amended hereby), and it shall not be necessary for any of the other Buyers to be joined as an additional party in any proceeding for such purpose.

         12. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

         13. FURTHER ASSURANCES. The Company hereby agrees from time to time, as and when requested by any Buyer, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary's certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as such Buyer may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement and the other Transaction Documents.

         14. RULES OF CONSTRUCTION. All words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and the use of the word "including" in this Agreement shall be by way of example rather than limitation.

         15. GOVERNING LAW; JURISDICTION; JURY TRIAL. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         16. COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a ".pdf" format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a ".pdf" format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

         17. SECTION HEADINGS. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

         18. NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

         19. MERGER. This Agreement and the other Transaction Documents, as amended hereby, represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto.

         20. RATIFICATION BY GUARANTORS. By execution hereof, each of the Subsidiaries hereby acknowledges and agrees that it has reviewed this Agreement and hereby ratifies and confirms its respective obligations under the Transaction Documents, in each case as amended hereby.

         21. RELEASE. The Company and each of the Subsidiaries hereby agree that, as of the date hereof and as of the first date on which no Notes are outstanding, each of Company and the Subsidiaries releases the Buyers and Agent and their respective affiliates and subsidiaries and their respective officers, directors, partners, members, managers, employees, shareholders, agents and representatives, as well as their respective successors and assigns, from any and all claims, obligations, rights, causes of action and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before such date, which any such Person ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Purchase Agreements, the Notes, the Warrants, the Security Interest Documents and the other Transaction Documents, other than with respect to Agent's and each of the Buyers' obligations under this Agreement.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

                                    COMPANY:

                                    GALAXY ENERGY CORPORATION


                                    By:   /s/ CHRISTOPHER S. HARDESTY
                                          --------------------------------------
                                    Name:  CHRISTOPHER S. HARDESTY
                                          --------------------------------------
                                    Title:   SVP & CFO
                                          --------------------------------------

                                    SUBSIDIARIES:

                                    DOLPHIN ENERGY CORPORATION


                                    By:    /s/ RICHARD E. KURTENBACH
                                          --------------------------------------
                                    Name:   RICHARD E. KURTENBACH
                                          --------------------------------------
                                    Title:  CORPORATE SECRETARY
                                          --------------------------------------


                                    PANNONIAN INTERNATIONAL, LTD.


                                    By:    /s/ RICHARD E. KURTENBACH
                                          --------------------------------------
                                    Name:   RICHARD E. KURTENBACH
                                          --------------------------------------
                                    Title:   CORPORATE SECRETARY
                                          --------------------------------------

                                    BUYERS:

                                    HFTP INVESTMENT L.L.C.

                                    By:   Promethean Asset Management L.L.C.
                                    Its:    Investment Manager

                                    By:      /s/ ROBERT J. BRANTMAN
                                             -----------------------------------
                                    Name:    Robert J. Brantman
                                    Title:   Partner and Authorized Signatory


                                    GAIA OFFSHORE MASTER FUND, LTD.

                                    By:   Promethean Asset Management L.L.C.
                                    Its:  Investment Manager

                                    By:       /s/ ROBERT J. BRANTMAN
                                             -----------------------------------
                                    Name:    Robert J. Brantman
                                    Title:   Partner and Authorized Signatory


                                    CAERUS FUND LTD.

                                    By:   Promethean Asset Management L.L.C.
                                    Its:  Investment Manager

                                    By:      /s/ ROBERT J. BRANTMAN
                                             -----------------------------------
                                    Name:    Robert J. Brantman
                                    Title:   Partner and Authorized Signatory

                                    PROMETHEAN II MASTER, L.P.

                                    By:   Promethean Asset Management L.L.C.
                                    Its:  Investment Manager

                                    By:       /s/ ROBERT J. BRANTMAN
                                             -----------------------------------
                                    Name:    Robert J. Brantman
                                    Title:   Partner and Authorized Signatory

                                    AG OFFSHORE CONVERTIBLES, LTD.

                                    By:   Angelo, Gordon & Co., L.P.
                                    Its:  Investment Manager


                                    By:     /s/ JOHN M. ANGELO
                                            ------------------------------------
                                    Name:     JOHN M. ANGELO
                                            ------------------------------------
                                    Title:   CHIEF EXECUTIVE OFFICER
                                            ------------------------------------


                                    LEONARDO, L.P.

                                    By:   Leonardo Capital Management, Inc.
                                    Its:  General Partner

                                         By:      Angelo, Gordon & Co., L.P.
                                         Its:     Director

                                    By:       /s/ JOHN M. ANGELO
                                            ------------------------------------
                                    Name:     JOHN M. ANGELO
                                            ------------------------------------
                                    Title:    CHIEF EXECUTIVE OFFICER
                                            ------------------------------------

                                   SCHEDULE 1

                               LIST OF PRB ASSETS

                                   SCHEDULE 2


---------------------------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  OUTSTANDING          PRINCIPAL AMOUNT OUTSTANDING
                                            PRINCIPAL AMOUNT OUTSTANDING        UNDER THE NOTES              UNDER THE NOTES
NOTEHOLDER AND SENIOR SECURED CONVERTIBLE         UNDER THE NOTES          IMMEDIATELY PRIOR TO THE       AS OF THE DATE HEREOF
                  NOTES                        AS OF OCTOBER 31, 2006             DATE HEREOF             (GIVING EFFECT HERETO)
---------------------------------------------------------------------------------------------------------------------------------
HFTP INVESTMENT LLC
  o  2004 Notes                                o   $1,556,389.51               o  $1,311,475.34            o  $1,700,572.72
  o  2005 Note                                 o   $2,507,089.00               o  $2,507,089.00            o  $3,133,861.25

---------------------------------------------------------------------------------------------------------------------------------

GAIA OFFSHORE MASTER FUND, LTD.
  o  2004 Notes                                o   $529,569.64                 o  $446,236.31              o  $578,628.72
  o  2005 Note                                 o   $1,333,333.00               o  $1,333,333.00            o  $1,666,666.25

---------------------------------------------------------------------------------------------------------------------------------

CAERUS FUND LTD.
  o  2004 Notes                                o   $66,196.46                  o  $55,779.79               o  $72,328.91
  o  2005 Note                                 o   $166,667.00                 o  $166,667.00              o  $208,333.75

---------------------------------------------------------------------------------------------------------------------------------

PROMETHEAN II MASTER, L.P.
  o  2004 Notes                                o   $495,693.10                 o  $417,690.60              o  $541,613.88
  o  2005 Note                                 o   $2,659,578.00               o  $2,659,578.00            o  $3,324,472.50

---------------------------------------------------------------------------------------------------------------------------------

AG OFFSHORE CONVERTIBLES, LTD.
  o  2004 Notes                                o   $1,180,555.05               o  $972,221.72              o  $1,267,360.48
  o  2005 Note                                 o   $0.00                       o  $0.,00                   o  $0.00

---------------------------------------------------------------------------------------------------------------------------------

LEONARDO, L.P.
  o  2004 Notes                                o   $0.00                       o  $0.00                    o  $0.00
  o  2005 Note                                 o   $3,333,333.00               o  $3,333,333.00            o  $4,166,666.25

---------------------------------------------------------------------------------------------------------------------------------

TOTAL                                              $13,828,403.76                 $13,203,403.76              $16,660,504.71

---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                  SHARES OF COMMON STOCK   SHARES OF COMMON STOCK
                                 OF THE COMPANY ISSUABLE       OF THE COMPANY        SHARES OF COMMON STOCK   SHARES OF COMMON STOCK
                                       PURSUANT TO          ISSUABLE PURSUANT TO         OF THE COMPANY           OF PETROHUNTER
                                       SECTION 6(C)             SECTION 6(C)          ISSUABLE PURSUANT TO     ISSUABLE PURSUANT TO
BUYER                              (DECEMBER 31, 2006)       (JANUARY 31, 2007)           SECTION 6(D)             SECTION 6(E)

------------------------------------------------------------------------------------------------------------------------------------
HFTP INVESTMENT LLC                      289,211                   289,211                 2,892,106                  289,211

------------------------------------------------------------------------------------------------------------------------------------

GAIA OFFSHORE MASTER FUND, LTD.          134,781                   134,781                 1,347,811                  134,781

------------------------------------------------------------------------------------------------------------------------------------

CAERUS FUND LTD.                          16,848                   16,848                   168,477                    16,848

------------------------------------------------------------------------------------------------------------------------------------

PROMETHEAN II MASTER, L.P.               233,066                   233,066                 2,330,663                  233,066

------------------------------------------------------------------------------------------------------------------------------------

AG OFFSHORE CONVERTIBLES, LTD.            73,634                   73,634                   736,342                    73,634

------------------------------------------------------------------------------------------------------------------------------------

LEONARDO, L.P.                           252,460                   252,460                 2,524,601                  252,460

------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                  1,000,000                  1,000,000               10,000,000                1,000,000

------------------------------------------------------------------------------------------------------------------------------------